UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2005

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 701-2000
Registrant’s facsimile number, including area code: (206) 701-2500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition

     On May 9, 2005, we issued a press release and held a conference call announcing our financial results for the quarter ended March 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On May 9, 2005, we issued a separate press release announcing that on May 6, 2005, we received a notice from the Listing Qualifications Department of The Nasdaq Stock Market stating that due to the failure to include our auditor’s opinion on management’s assessment of internal control over financial reporting required pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 in our Annual Report on Form 10-K, as amended, we were no longer in compliance with the requirements of Marketplace Rule 4310(c)(14). Accordingly, our common stock would be delisted from The Nasdaq Stock Market at the opening of business on May 17, 2005, if we did not request a hearing in accordance with the Marketplace Rule 4800 Series. As a result, the character “E” was appended to our trading symbol, and the trading symbol for our common stock has been changed from CRAY to CRAYE as of the opening of business on May 10, 2005. A copy of this press release is furnished as Exhibit 99.2 to this Form 8-K.

     We intend to request an appeal hearing with the Nasdaq Listing Qualifications Panel by May 13, 2005, for continued listing on the Nasdaq National Market. Under the Nasdaq Marketplace Rules, our common stock will remain listed on the Nasdaq National Market pending the outcome of the hearing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release of Cray Inc., dated May 9, 2005, relating to financial results

99.2	Press Release of Cray Inc., dated May 9, 2005, relating to a notice of potential delisting from The Nasdaq Stock Market

     The information in this Form 8-K under Item 2.02 and the Exhibits attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.

By:	/s/ Kenneth W. Johnson

Kenneth W. Johnson
Senior Vice President
and General Counsel

     May 10, 2005

EXHIBIT INDEX

Exhibit
Number	Description of Documents
99.1	Press Release of Cray Inc., dated May 9, 2005, relating to financial results

99.2	Press Release of Cray Inc., dated May 9, 2005, relating to a notice of potential delisting from The Nasdaq Stock Market